Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2018	Sep. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
2019	$ 92,693
2020	61,527
2021	42,554
2022	30,380
2023	14,682
Thereafter	23,413
Total	$ 265,249	$ 177,326